STONECASTLE FINANCIAL CORP. ANNOUNCES

ARROWMARK PARTNERS’ AGREEMENT TO ACQUIRE

STONECASTLE ASSET MANAGEMENT’S BANK INVESTMENT PLATFORM

New York, NY, December 9, 2019/GLOBE NEWSWIRE/ -- StoneCastle Financial Corp. (NASDAQ: BANX) (“StoneCastle Financial” or the “Company”) today announced that ArrowMark Partners (“ArrowMark”) has entered into a definitive agreement to acquire the platform and assets of StoneCastle Asset Management LLC, the external investment adviser to the Company (“SAM”), through its subsidiary, StoneCastle-ArrowMark Asset Management LLC (“StoneCastle-ArrowMark”) and that the Company’s Board of Directors has appointed StoneCastle-ArrowMark as the new investment adviser to the Company, subject to stockholder approval and the closing of the transaction. Through the transaction, ArrowMark intends to maximize the strengths of its approximately $8.3 billion credit investment management business and StoneCastle’s bank sector investment platform. The terms of the proposed investment advisory agreement between the Company and StoneCastle-ArrowMark are materially the same as the existing agreement between SAM and the Company and the advisory fees remain unchanged from the current investment advisory agreement.

In connection with the transaction, it is anticipated that certain members of StoneCastle Financial’s management team will continue to serve as officers of the Company and that Sanjai Bhonsle, a partner at ArrowMark, will assume the role of Chairman and CEO of the Company. Joshua Siegel, the Company’s current Chairman and CEO, has agreed to continue to advise the Company as a member of the board of managers of StoneCastle-ArrowMark. ArrowMark believes that the transaction would allow the Company to maintain the same banking-focused investment strategy, while benefiting from an ability to capture a broader range of investment opportunities designed to enhance shareholder value in both the near and the long-term.

Sanjai Bhonsle joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark’s $4.8 billion corporate credit and lending business. Prior to joining ArrowMark, he was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of its Investment and Management Committee.

Joshua Siegel, Chairman and CEO of StoneCastle Financial said, “We believe ArrowMark’s proven and differentiated bank-related investment platform, combined with StoneCastle’s capabilities and community banking relationships, has the ability to provide stockholders with attractive portfolio opportunities, consistency of our investment management approach and our stockholder-first philosophy.”

“We look forward to complementing the existing StoneCastle team to capitalize on the full depth and breadth of our integrated credit investment capabilities and seek to continue the long tradition of delivering strong risk-adjusted returns for BANX shareholders,” stated Bhonsle.

Consummation of the proposed transaction is subject to customary closing conditions, including Company stockholder approval of the new investment advisory agreement with StoneCastle-ArrowMark. The Company’s Board of Directors unanimously recommends that the Company’s stockholders approve StoneCastle-ArrowMark as the Company’s new investment adviser.

StoneCastle Financial Corp. and ArrowMark Partners will host a joint conference call for investors and other interested parties beginning at 5:00 p.m. (Eastern Time) on December 10, 2019 to provide an update on the Company.

The conference call will be accessible by telephone and the Internet. To access the call, participants from within the U.S. may dial 1-877-407-9039 and participants from outside the U.S. may dial 1-201-689-8470. Participants may also access the call via live webcast by visiting StoneCastle Financial’s investor relations website at www.stonecastle-financial.com.

The replay of the call will be available from approximately 8:00 p.m. (Eastern Time) on December 10, 2019 through midnight (Eastern Time) on December 24, 2019. To access the replay; the domestic dial-in number is 1-844-512-2921, the international dial-in number is 1-412-317-6671, and the passcode is 13697354. The archive of the webcast will be available on the StoneCastle Financial’s website at www.stonecastle-financial.com for a limited time.

Dechert LLP is acting as legal counsel, and Berkshire Global Advisors is acting as financial advisor, to SAM and its parent StoneCastle Partners LLC. Schulte Roth & Zabel LLP is acting as legal counsel, and Colchester Partners is acting as financial advisor, to ArrowMark. Pepper Hamilton LLP is acting as legal counsel to the Company. Shearman & Sterling LLP is acting as legal counsel to the Company’s independent directors.

About StoneCastle Financial Corp.

StoneCastle Financial is a registered non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol “BANX.” Its investment objective is to provide stockholders with current income and, to a lesser extent, capital appreciation. StoneCastle Financial is managed by StoneCastle Asset Management, LLC. To learn more, visit www.stonecastle-financial.com.

About Arrowmark Partners

Arrowmark Partners is an employee-owned and SEC-registered investment advisor founded in 2007. The firm currently manages $18.9 billion in assets on behalf of a broad array of institutional clients and professional asset allocators across alternative credit and capacity constrained equity strategies, as well as through the management of broadly syndicated and middle-market CLOs. All references to asset amounts herein are as of September 30, 2019. To learn more, visit www.arrowmarkpartners.com

Forward-Looking Statements

This communication, and all oral statements made regarding the subject matter of this communication, contain “forward-looking” statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements regarding the proposed transaction. Such forward-looking statements reflect current views with respect to future events and financial performance. Statements that include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “seek,” “will,” and similar statements of a future or forward-looking nature identify forward-looking statements in this material for within the meaning of the federal securities laws. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause results to differ materially from those projected in the forward-looking statements are the following: any delay or failure to consummate the proposed transaction; failure to obtain requisite stockholder approval for the proposals set forth in a Proxy Statement; the new investment adviser’s ability to manage StoneCastle Financial Corp.’s investment strategy as anticipated; the impact that any litigation may have on the parties or the transaction; risks related to the diversion of management’s attention from StoneCastle Financial Corp.’s ongoing business operations; and the impact of potential legislative, regulatory and competitive changes. Additional risk factors that may affect future results are contained in the StoneCastle Financial Corp.’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website http://www.sec.gov. Any forward-looking statements speak only as of the date of this communication. StoneCastle Financial Corp. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. You are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the proposed transaction, StoneCastle Financial Corp. intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A (“Proxy Statement”) that will provide additional information about the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, AMONG OTHER THINGS, ABOUT StoneCastle Financial Corp., StoneCastle Asset Management, LLC, Arrowmark Partners, and StoneCastle-Arrowmark Asset Management LLC, AND THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT. Investors and stockholders may obtain these documents (and any other documents filed by the Company with the SEC) free of charge at the SEC’s website at http://www.sec.gov and from StoneCastle Financial Corp.’s website (www.stonecastle-financial.com). Investors and stockholders may also obtain free copies of the proxy statement (when it becomes available) and other documents filed with the SEC by StoneCastle Financial Corp. free of charge by contacting Julie Muraco, StoneCastle Financial Corp.’s Investor Relations contact, at 347-887-0324. Investors and stockholders are urged to read the Proxy Statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed new investment advisory agreement.

Participants in the Solicitation

StoneCastle Financial Corp., StoneCastle Asset Management, LLC, Arrowmark Partners, and StoneCastle- Arrowmark Asset Management LLC may be deemed to be participants in the anticipated solicitation of proxies from the Company’s stockholders in connection with the transaction. Information regarding StoneCastle Financial Corp.’s directors and executive officers is available in its definitive proxy statement for its 2019 annual meeting of stockholders filed with the SEC on April 23, 2019, and subsequent filings which the Company has made with the SEC. Information regarding StoneCastle Asset Management, LLC’s directors and officers is available on its Form ADV currently on file with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, which may be different than those of the Company’s stockholders generally, will be set forth in the Proxy Statement when and it becomes available and in other relevant materials to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Contact:

Julie Muraco

StoneCastle Financial Corp.

347-887-0324